EXHIBIT 10.1.1



                                ADDENDUM TO LEASE
                                 March 25, 1999

Further terms and conditions to that certain lease dated May 1, 1994 by and between Whispering Pines Associates II, Landlord and Carlton International Corporation through its ImMIX Division (subsequently assigned to Scitex IM Acquisition Corp.), Tenant.

The parties further agree as follows:

Section 1.03  Tenant:   shall  be  amended   to  read  Accom,  Inc.  a  Delaware
corporation.

Section 1.04 Property shall be amended to read 431 Crown Point Circle, Suites 100, 150, 125 & 175 and G, Grass Valley, CA 95945 consisting of 14,635 square feet on the upper and lower level.

Section 1.05 Lease Term shall be amended to read five (5) years zero (0) months beginning on May 1, 1999 and ending on April 30, 2004.

Section 1.10 Initial Security Deposit shall be amended to read $13,317.85.

Section 1.11 Vehicle Parking Spaces Allocated to Tenant shall be amended to read 58.

Section 1.12 Rent and Other Charges Payable by Tenant shall be amended as follows:

           (a) Base Rent: Thirteen thousand three hundred seventeen and 85/100 ($13,317.85) for months 1-12, Thirteen thousand seven hundred fifty-six and 90/100 ($13,756.90) for months 13-48, Fourteen thousand three hundred forty-two and 30/100 ($14,342.30) for months 49-60.

           (b) Other Periodic Payments shall be amended to read 62.62%.

Section 1.14 Riders shall be amended to read Exhibits A (two parts), addendum paragraphs 15-27 and this addendum to lease dated March 25, 1999.

Landlord agrees to make the following  improvements to the property:

    a) Recarpet upstairs corridor, suites 100, 125 & 175 and G
    b) Clean carpet in all other areas
    c) Replace VCT bathroom floors in suite G
    d) Replace carpet with VCT in front portion of suite G
    e) Remodel bathroom into kitchen in front portion of suite G
    f) Remodel office into shower in front portion of suite G
    g) Repaint / touch-up walls throughout
    h) Replace all damaged ceiling tiles


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Addendum to Lease
March 25, 1999
Page 2


    i) Relamp light fixtures so that bulb type is consistent in each area
    j) Upgrade lighting in upstairs corridor
    k) Install stainless steel panels behind upstairs restroom trash receptacles
    l) Replace toilet seats as needed m) Clean and seal entry decks

Tenant shall be relieved from its current lease obligations (prior to April 30, 1999) for the space that Tenant will be vacating when and if the space is leased to new tenants.

Landlord shall use its best efforts to make space available in the building as required for tenant's future expansion.

All other terms and conditions of the herein mentioned lease are incorporated by reference.

Landlord:                                       Tenant:
Whispering Pines Associates II                  Accom, Inc.



By:    /s/  RAY JOHNSON                         By:     /s/  DONALD K. MCCAULEY
       ----------------                                 -----------------------
Date:  April 5, 1999                            Date:   April 1, 1999

By:   /s/  G. NATE BALL
           ------------
Date:  April 20, 1999